EXHIBIT 31.3

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ron Bentsur certify that:

(1) I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Nuvectis Pharma, Inc. (the registrant); and

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: March 27, 2023	By:	/s/ Ron Bentsur
Name: Ron Bentsur
Title: Chairman, Chief Executive Officer and President
Principal Executive Officer